UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026

Augusta SpinCo Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-56802	39-4076868
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 847-6880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On January 8, 2026 (the “Effective Date”), Augusta SpinCo Corporation (the “Company”), a wholly owned subsidiary of Becton, Dickinson and Company (“BD”), entered into a Term Loan Credit Agreement with the lenders named therein, Barclays Bank PLC, as administrative agent, and the other parties party thereto (the “Credit Agreement”), in connection with the pending combination of BD’s Biosciences and Diagnostic Solutions business (the “Biosciences and Diagnostic Solutions Business”) with Waters Corporation (“Waters”) in a Reverse Morris Trust transaction pursuant to (x) the Separation Agreement, dated as of July 13, 2025 (the “Separation Agreement”), by and among Waters, BD and the Company and (y) the Agreement and Plan of Merger, dated as of July 13, 2025 (the “Merger Agreement”), by and among Waters, BD and the Company and Beta Merger Sub, Inc., a wholly owned subsidiary of Waters. The date of signing the Separation Agreement and the Merger Agreement is referred to as the “Original Signing Date” and the date on which the transactions contemplated by the Separation Agreement and the Merger Agreement will be consummated is referred to as the “Acquisition Effective Date”.

The Credit Agreement provides the Company with the ability to borrow up to $4 billion on an unsecured basis to finance a cash distribution to BD in connection with the transaction (the “BD Special Cash Payment”) and related fees and expenses, and any proceeds in excess of the foregoing may be used to pay all or any portion of a cash distribution to the holders of the common stock of Waters, par value $0.01 per share, to the extent such cash distribution is required under the terms of the Merger Agreement (the “Waters Special Cash Payment”). The loans under the Credit Agreement are to be made in a single borrowing on the Closing Date (as defined below) and will consist of (i) up to a $3,500,000,000 Tranche 1 which will mature and be payable in full 364 days after the Closing Date and (ii) up to a $500,000,000 Tranche 2 which will mature and be payable in full on the second anniversary of the Closing Date.

The availability of the loans under the Credit Agreement, which have not yet been funded, is subject to the satisfaction (or waiver) of certain conditions set forth therein, including that (x) substantially concurrently with the funding of the loans under the Credit Agreement, the BD Special Cash Payment will be consummated and (y) not later than one business day following the funding of the loans under the Credit Agreement, the distribution of the Company’s common stock to the shareholders of BD is expected to be completed and the Acquisition Effective Date is expected to occur. The commitments of the lenders to fund loans under the Credit Agreement will terminate if any of the following occurs: (a) the consummation of the BD Special Cash Payment and Waters Special Cash Payment without using the loans under the Credit Agreement, (b) the termination of the Merger Agreement in accordance with its terms prior to the consummation of the transaction, and (c) the date that is the fifth (5th) business day after the “Outside Date” (as defined in the Merger Agreement as in effect on the Original Signing Date), after giving effect to certain extensions thereto without the occurrence of the Acquisition Effective Date.

The date on which such conditions are satisfied (or waived in accordance with the Credit Agreement) in connection with the consummation of the transaction is referred to as the “Closing Date”.

Borrowings under the Credit Agreement will bear interest at a fluctuating rate per annum equal to, at the Company’s option, an alternate base rate or Term SOFR rate, in each case, plus an applicable margin calculated based on Waters’ public debt ratings. The applicable margin ranges from 87.5 basis points to 135 basis points per annum over Term SOFR and 0 basis points to 35 basis points per annum over the alternate base rate, and, in the case of Tranche 1 loans, will increase every 90 days after the Closing Date by up to an additional 25 basis points, in each case, as determined in accordance with the provisions of the Credit Agreement. The Company will also pay to the lenders under the Credit Agreement certain customary fees, including undrawn commitment fees at a rate of 10 basis points per annum accruing from and after the Effective Date to but excluding the earlier of the Closing Date and the termination or expiration of the commitments in respect of the Credit Agreement.

Voluntary prepayments of the loans and voluntary reductions of the unutilized portion of the commitments under the Credit Agreement are permissible without penalty (other than customary SOFR loan breakage), subject to certain conditions pertaining to minimum notice and minimum prepayment and reduction amounts. The loans and/or commitments under Tranche 1 must be automatically and permanently prepaid or reduced, as applicable, upon receipt of net cash proceeds in respect of certain debt incurrences, equity issuances and sales or other dispositions of certain assets of the Company or its subsidiaries, in each case subject to certain exceptions.

The Credit Agreement contains affirmative and negative covenants which apply from and after the Acquisition Effective Date, including limitations on subsidiary debt, liens, sale and leaseback transactions, mergers and certain restrictive agreements, as well as financial covenants requiring maintenance of a leverage ratio not to exceed 3.50 to 1.00 as of the last day of any fiscal quarter (which may be increased to 4.25 to 1.00 at the Company’s election as of the last day of the fiscal quarter during which the Company closes a material acquisition for which the aggregate consideration involves cash in the amount of $500 million or more, with such increase automatically applying to the consummation of the Acquisition Effective Date transactions) and an interest coverage ratio of at least 3.50 to 1.00 that will apply unless Waters obtains a certain public corporate rating set forth in the Credit Agreement. The Credit Agreement contains certain representations, warranties and events of default (which are, in some cases, subject to certain exceptions, thresholds and grace periods) including, but not limited to, non-payment of principal and interest, failure to perform or observe covenants, breaches of representations and warranties, certain bankruptcy-related events and failure of the Acquisition Effective Date to occur within two business days following the Closing Date. The events of default contained in the Credit Agreement apply, with certain exceptions, from and after the Acquisition Effective Date.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Term Loan Credit Agreement, dated as of January 8, 2026, among Augusta SpinCo Corporation, the lenders party thereto and Barclays Bank, PLC, as administrative agent, and the other parties party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act of 1934, as amended, including statements regarding the proposed transaction among Waters, BD and the Company. These forward-looking statements generally are identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including the amount and timing of synergies from the proposed transaction, the tax consequences of the proposed transaction, the terms and scope of the expected financing in connection with the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on Waters’ and BD’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Waters’ and BD’s control. None of Waters, BD, the Company or any of their respective directors, executive officers, or advisors make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Waters or BD. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, these developments could have a material adverse effect on Waters’ and BD’s businesses and the ability to successfully complete the proposed transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Waters may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Waters, BD and the Company, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Waters and the Company, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies around tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of the Company from the other businesses of BD; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Waters’ and BD’s reports filed with the SEC, including Waters’ and BD’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. None of Waters, BD or the Company undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

In connection with the proposed transaction between Waters, the Company and BD, the parties have filed relevant materials with the SEC, including, among other filings, a registration statement on Form S-4 initially filed by Waters on December 12, 2025 (as amended, the “Form S-4”) that includes a preliminary proxy statement/prospectus of Waters, and a registration statement on Form 10 initially filed by the Company on December 12, 2025 (as amended, the “Form 10”) that incorporates by reference certain portions of the Form S-4 and serves as a preliminary information statement/prospectus in connection with the spin-off of the Company from BD. The Form S-4 was declared effective by the SEC on December 23, 2025, and the definitive proxy statement/prospectus was first mailed to stockholders of Waters on or about December 23, 2025. The Form 10 was declared effective by the SEC on December 31, 2025. The Company filed the final information statement on January 5, 2026 (the “Information Statement”). INVESTORS AND SECURITY HOLDERS OF WATERS AND BD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Form S-4, the proxy statement/prospectus, the Information Statement, and other documents filed with the SEC by Waters, the Company or BD through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Waters will be available free of charge on Waters’ website at waters.com under the tab “About Waters” and under the heading “Investor Relations” and subheading “Financials—SEC Filings.” Copies of the documents filed with the SEC by BD and the Company will be available free of charge on BD’s website at bd.com under the tab “About BD” and under the heading “Investors” and subheading “SEC Filings.”

Participants in the Solicitation

Waters and BD and their respective directors and executive officers may be considered participants in the solicitation of proxies from Waters’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of Waters is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 25, 2025, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 9, 2025. To the extent holdings of Waters’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Waters and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Information about the directors and executive officers of BD is set forth in its Annual Report on Form 10-K for the year ended September 30, 2025, which was filed with the SEC on November 25, 2025, and its proxy statement for its 2026 annual meeting, which was filed with the SEC on December 18, 2025. To the extent holdings of BD’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and from Waters’ website and BD’s website as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGUSTA SPINCO CORPORATION

By:	/s/ Stephanie M. Kelly
Stephanie M. Kelly
Vice President and Secretary

Date: January 12, 2026